UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
(Date of earliest event reported): December 31, 2008
LIME ENERGY CO.
(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337

(State or other jurisdiction of incorporation)	(Commission File #)	(IRS Employer Identification No.)
1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
(Address of principal executive offices)
(847) 437-1666
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.
On November 18, 2008, Lime Energy Co. (the “Company”) entered into a Stock Purchase Agreement with certain stockholders (the “Sellers”) of Advanced Biotherapy, Inc. (“ADVB”), pursuant to which the Company has agreed to acquire 90.8% of the outstanding capital stock of ADVB at $0.008625 per share in exchange for 2,252,341 shares of the Company’s common stock. The Stock Purchase Agreement was filed as Exhibit 10.4 to the Company’s Form 8-K filed with the Commission on November 18, 2008, and it is described in more detail in this report.
Section 6.15 of the Stock Purchase Agreement required the Company to prepare and file a registration statement on Form S-4 with the Commission on or before December 31, 2008. Pursuant to an agreement dated December 31, 2008 (the “Amendment”), the Stock Purchase Agreement was amended to extend this filing deadline to January 16, 2009. Richard P. Kiphart, one of the Sellers and the Sellers’ representative who signed the Amendment, serves as the Chairman of both the Company and ADVB and is a significant shareholder of both companies. The foregoing description of this Amendment is not intended to be complete and is qualified in its entirety by the complete text of the Amendment, which is attached as exhibit 10.1 to this report and is incorporated herein by reference.
This document does not constitute an offer to sell any securities. The Company intends to file a Registration Statement on Form S-4 with the Securities and Exchange Commission and mail an information statements/prospectus to the Company’s shareholders. The Company’s shareholders are urged to read the information statement/prospectus when it is available and other related documents filed with the Securities and Exchange Commission because they will contain important information about the acquisition of ADVB. Security holders will be able to obtain free copies of the joint information statement/prospectus when available and other documents filed with the Securities and Exchange Commission through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Free copies of the information statement/prospectus when available and other documents filed with the Securities and Exchange Commission can also be obtained on our website at www.lime-energy.com or by calling 847-437-1666.

Item 9.01	Financial Statements and Exhibits.
(a) Exhibits
10.1	Amendment to the Stock Purchase Agreement dated December 31, 2008 by and between Lime Energy Co. and the Sellers’ Representative of Advanced Biotherapy, Inc.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.
Dated: January 6, 2009	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to the Stock Purchase Agreement dated December 31, 2008 by and between Lime Energy Co. and the Sellers’ Representative of Advanced Biotherapy, Inc.